Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of TransDigm Group Incorporated (the “Company”) for the period ended July 2, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory Rufus, Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Report fairly presents in all material respects, the financial condition of the Company.

Date: August 10, 2011

/s/ Gregory Rufus
Name:	Gregory Rufus

Title:	Executive Vice President, Chief
Financial Officer and Secretary
(Principal Financial and Accounting Officer)